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SECURITY EQUITY FUND
  ENHANCED INDEX SERIES
MEMBERS OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 HARRISON, TOPEKA, KANSAS 66636-0001


                       SUPPLEMENT DATED SEPTEMBER 13, 1999
                        TO PROSPECTUS DATED JULY 26, 1999


THE REFERENCE TO "SIDNEY HOOTS" IN THE "PORTFOLIO MANAGERS" SECTION OF THE PROSPECTUS IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

CRAIG RUSSELL, Managing Director of Bankers Trust, has been co-manager of Enhanced Index Fund since July 1999. He joined Bankers Trust in 1992 and has over 10 years of investment experience. He has a B.S. degree in Engineering from the University of Michigan.

MANISH KESHIVE, Vice President of Bankers Trust, has been co-manager of Enhanced Index Fund since July 1999. He joined Bankers Trust in 1996. He earned a B.S. degree in Technology from the Indian Institute of Technology in 1993 and an M.S. degree from the Massachusetts Institute of Technology in 1995.